U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2002

THERMA-WAVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-26911
(Commission File Number)

94-3000561
(I.R.S. Employer Identification Number)

1250 Reliance Way
Fremont, California 94539
(Address of Principal Executive Offices)
(Zip Code)

(510) 668-2200
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.    OTHER EVENTS

On August 1, 2002, Therma-Wave, Inc. (“Therma-Wave”) issued a press release announcing a stock repurchase program. A copy of such press release concerning the program is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Exhibits

Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-K.

(b)	SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 5, 2002	Therma-Wave, Inc.

	By:	/s/ L. RAY CHRISTIE
	Name:	L. Ray Christie
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit Description

99.1	Press Release dated August 1, 2002 announcing Therma-Wave’s stock repurchase program.